UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04612

Name of Fund:  BlackRock EuroFund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock EuroFund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 10/31/07

Date of reporting period: 11/01/06 - 04/30/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock EuroFund


SEMI-ANNUAL REPORT
APRIL 30, 2007    (UNAUDITED)



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock EuroFund
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!
To sign up today, go to www.blackrock.com/edelivery.



BlackRock EuroFund


Officers and Trustees


Robert C. Doll, Jr., Fund President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Donald C. Burke, Vice President and Treasurer
James A. Macmillan, Vice President
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Effective January 1, 2007, Edward D. Zinbarg retired as a Trustee of BlackRock EuroFund. The Fund's Board of Trustees wishes Mr. Zinbarg well in his retirement.



BLACKROCK EUROFUND                                               APRIL 30, 2007



A Letter to Shareholders


Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:


Total Returns as of April 30, 2007                                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            + 8.60%        +15.24%
Small cap U.S. equities (Russell 2000 Index)                                           + 6.86         + 7.83
International equities (MSCI Europe, Australasia, Far East Index)                      +15.46         +19.81
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 2.64         + 7.36
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 1.59         + 5.78
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.96         +11.72


If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the un-certainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Trustee


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK EUROFUND                                               APRIL 30, 2007



A Discussion With Your Fund's Portfolio Manager


The Fund provided strong absolute performance for the period, but lagged the MSCI Europe Index's return, as its large-cap bias did not allow it to benefit from the robust merger-and-acquisition activity in European mid- and small-cap stocks.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2007, BlackRock EuroFund's Institutional, Institutional 1, Investor A, Investor B, Investor C and Class R Shares had total returns (in U.S. dollar terms) of +14.53%, +14.53%, +14.44%, +13.84%, +13.96% and +14.15%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International (MSCI) Europe Index returned +18.17% (net return in U.S. dollar terms), and the Fund's comparable Lipper category of European Region Funds posted an average return of +18.46%. (Funds in this Lipper category invest in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.)

Equity markets delivered healthy returns for the majority of the period before suffering an abrupt correction at the end of February. The result was a broad-based global equity decline, but markets quickly recovered and by period-end had surpassed their previous highs.

Despite looming concerns of a slowdown in U.S. economic growth and more recent concerns that a crisis in the U.S. subprime mortgage market could hurt economic growth, the global economy has remained on track. European companies have continued to deliver stronger-than-expected earnings growth and record profits, driven by a combination of robust export demand (especially from the faster-growing Asian economies) and a pick-up in domestic demand in Europe.

In an environment of positive earnings momentum, central banks have remained active, with short-term interest rates moving higher in most regions. Both the European Central Bank (ECB) and Bank of England (BoE) have continued to nudge short-term rates higher in response to the healthier performance of the main European economies and a modest rise in consumer price inflation. However, monetary policy still remains accommodative, with inexpensive debt financing leading to abundant levels of global liquidity and fueling corporate activity. Mergers and acquisitions (M&A) have subsequently been a primary driver of market returns, especially in Europe where record corporate activity has been seen across a range of sectors.

The oil price, having reached a new high of $77 per barrel in August 2006, declined to levels as low as $50 per barrel in January, but has since recovered. This decline was attributed to an exceptionally mild winter, increased global supply and concerns that a slowdown in global growth could impact demand.

During the period, the Fund benefited from successful stock selection in the materials sector, particularly through its exposure to the steel industry, which has experienced robust global demand and increased pricing power, along with chemical companies. The Fund's holdings in Arcelor Mittal, Bayer AG and BASF AG were positive contributors to performance. An underweight position in the pharmaceuticals sector also aided the Fund's relative returns.

The primary negative performance factor during the period was the Fund's exposure to the financials sector, especially in the banking subsector where the portfolio is overweight relative to its benchmark, the MSCI Europe Index. The sector has fallen amid market concerns about the sustainability of capital-markets-related revenue in the context of a slowing U.S. economy and subprime market fallout, along with worries that rising interest rates could impact retail loan growth. Over the last few months of the reporting period, M&A activity also was a negative factor in terms of Fund returns. Specifically, the Fund was negatively influenced by its avoidance of ABN Amro, which rose sharply after an unexpected bid from Barclays Plc was quickly followed by another offer from a consortium. This generated considerable speculation in the sector which has, in general, tended to hold back stock values of potential acquirers (typically large-cap banks to which the Fund is exposed) and raise the value of potential targets (mid cap names in which the Fund is underweight).



BLACKROCK EUROFUND                                               APRIL 30, 2007



Additional performance detractors included disappointing stock selection in the consumer discretionary sector and an overweight position in the energy sector. In consumer discretionary, the Fund's lack of ownership of Daimler Chrysler AG hurt relative results as the automaker's stock rose sharply after the company announced the sale of its struggling U.S. subsidiary, Chrysler. The Fund's overweight position in the energy sector also hindered performance as the sector fell in conjunction with the downward movement in oil prices. Finally, selected holdings in the telecommunications and retail sectors, along with a significant underweight in food, beverage & tobacco stocks, negatively impacted the Fund's relative results.


What changes were made to the portfolio during the period?

During the six-month period, we increased the Fund's exposure to the pharmaceuticals sector based on our view that valuations have become attractive after a period of underperformance that was the result of both political and research & development concerns. We established new positions in Novartis AG and Sanofi-Aventis, both of which offer strong product pipelines and good growth prospects. We also added to the food, beverage & tobacco and capital goods sectors through the purchase of household & personal goods manufacturer Unilever Plc, tobacco manufacturer British American Tobacco Plc, industrial conglomerate Siemens AG and construction company CRH Plc.

These transactions were mostly funded by taking profits in telecommunications - a sector that had underperformed for most of 2005 and then experienced substantial earnings upgrades in the second half of 2006 as pricing remained resilient and cost-cutting began to positively impact profitability. Specifically, the Fund took profits in Teliasonera and reduced its position in Telecom Italia SpA. Within the financials sector, the Fund made a timely exit from U.K. bank HSBC Holdings Plc and Dutch bank/insurer ING Groep on concerns that a downward sloping yield curve would impact profitability, which it did. The proceeds from these sales were used to establish new positions in Spanish bank Banco Santander Central Hispano SA, which we believe offers one of the strongest growth stories in Europe through its exposure to Brazil and Mexico, along with Societe Generale and Intesa San Paulo.


How would you characterize the Fund's position at the close of the period?

At the end of the period, the Fund was overweight in financials (most notably banks, insurance companies and diversified financials), capital goods and utilities. The most significant underweights held in the portfolio were in media, information technology, hardware & equipment, consumer durables & apparel and food retail. We maintain our strategy of investing in stocks that we believe have relatively low valuations.

Business and consumer confidence continues to improve in Europe, pointing to sustained momentum in economic growth during 2007. Encouragingly, growth has been driven by improving trends in domestic demand as well as robust export demand, which has resulted from lower unemployment and tighter labor markets, especially in the laggard economies such as Germany and Italy. Though we have seen an increase in interest rate hikes from central banks, the monetary policy environment remains accommodative and the combination of inexpensive credit, strong corporate earnings and attractive valuations should allow the market to make progress against what may be a more challenging international backdrop.


James A. Macmillan
Vice President and Portfolio Manager


May 18, 2007



BLACKROCK EUROFUND                                               APRIL 30, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. Institutional 1 Shares commenced operations on November 6, 2006. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Institutional 1 Shares are not subject to any sales charge. Institutional 1 Shares bear no ongoing distribution or service fees and are available only to shareholders of The Europe Fund, Inc. in connection with the reorganization and for dividend and capital gain reinvestment. These shares automatically converted to Institutional Shares on May 7, 2007. Prior to inception, Institutional 1 Share performance results are those of Institutional Shares.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



BLACKROCK EUROFUND                                               APRIL 30, 2007


Performance Data (continued)


Recent Performance Results

                                                        6-Month               12-Month               10-Year
As of April 30, 2007                                  Total Return          Total Return           Total Return
Institutional Shares*                                    +14.53%               +21.84%               +248.42%
Institutional 1 Shares*                                  +14.53                +21.84                +248.42
Investor A Shares*                                       +14.44                +21.56                +239.83
Investor B Shares*                                       +13.84                +20.48                +219.17
Investor C Shares*                                       +13.96                +20.61                +214.13
Class R Shares*                                          +14.15                +21.15                +235.36
MSCI Europe Index**                                      +18.17                +26.99                +186.75

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

  ** This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Performance Data (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Institutional 1 Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++, Class R Shares*++ compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,689.00
April 1999                              $16,215.00
April 2000                              $16,762.00
April 2001                              $17,018.00
April 2002                              $16,263.00
April 2003                              $13,860.00
April 2004                              $18,138.00
April 2005                              $21,713.00
April 2006                              $28,597.00
April 2007                              $34,842.00


Institutional 1 Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,689.00
April 1999                              $16,215.00
April 2000                              $16,762.00
April 2001                              $17,018.00
April 2002                              $16,263.00
April 2003                              $13,860.00
April 2004                              $18,138.00
April 2005                              $21,713.00
April 2006                              $28,597.00
April 2007                              $34,842.00


Investor A Shares*++

Date                                      Value

April 1997                              $ 9,475.00
April 1998                              $13,885.00
April 1999                              $15,279.00
April 2000                              $15,759.00
April 2001                              $15,960.00
April 2002                              $15,216.00
April 2003                              $12,941.00
April 2004                              $16,879.00
April 2005                              $20,166.00
April 2006                              $26,489.00
April 2007                              $32,198.00


Investor B Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,536.00
April 1999                              $15,875.00
April 2000                              $16,242.00
April 2001                              $16,326.00
April 2002                              $15,444.00
April 2003                              $13,028.00
April 2004                              $16,865.00
April 2005                              $19,990.00
April 2006                              $26,257.00
April 2007                              $31,917.00


Investor C Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,533.00
April 1999                              $15,877.00
April 2000                              $16,250.00
April 2001                              $16,328.00
April 2002                              $15,445.00
April 2003                              $13,029.00
April 2004                              $16,860.00
April 2005                              $19,988.00
April 2006                              $26,045.00
April 2007                              $31,413.00


Class R Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,617.00
April 1999                              $16,054.00
April 2000                              $16,513.00
April 2001                              $16,682.00
April 2002                              $15,862.00
April 2003                              $13,495.00
April 2004                              $17,698.00
April 2005                              $21,127.00
April 2006                              $27,682.00
April 2007                              $33,536.00


Morgan Stanley Capital International Europe Index++++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,549.00
April 1999                              $15,371.00
April 2000                              $16,905.00
April 2001                              $14,644.00
April 2002                              $12,854.00
April 2003                              $10,905.00
April 2004                              $14,671.00
April 2005                              $17,356.00
April 2006                              $22,580.00
April 2007                              $28,675.00


    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.

 ++++ This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

      Past performance is not indicative of future results.



Average Annual Total Return



Institutional Shares                                        Return

One Year Ended 4/30/07                                      +21.84%
Five Years Ended 4/30/07                                    +16.46
Ten Years Ended 4/30/07                                     +13.29



Institutional 1 Shares                                      Return

One Year Ended 4/30/07                                      +21.84%
Five Years Ended 4/30/07                                    +16.46
Ten Years Ended 4/30/07                                     +13.29



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 4/30/07                    +21.56%           +15.17%
Five Years Ended 4/30/07                  +16.17            +14.93
Ten Years Ended 4/30/07                   +13.01            +12.40



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 4/30/07                    +20.48%           +15.98%
Five Years Ended 4/30/07                  +15.25            +15.02
Ten Years Ended 4/30/07                   +12.31            +12.31



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 4/30/07                    +20.61%           +19.61%
Five Years Ended 4/30/07                  +15.26            +15.26
Ten Years Ended 4/30/07                   +12.13            +12.13



Class R Shares                                              Return

One Year Ended 4/30/07                                      +21.15%
Five Years Ended 4/30/07                                    +16.15
Ten Years Ended 4/30/07                                     +12.86

       * Assuming maximum sales charge of 5.25%.

      ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Performance Data (concluded)


MSCI Country index Performance


Total Return for the
6-Month Period Ended
April 30, 2007
In U.S. dollars*


Country                                Total Return

Norway                                     31.8%
Sweden                                     30.4
Denmark                                    28.5
Finland                                    27.8
Germany                                    27.3
Netherlands                                25.4
France                                     19.6
Italy                                      16.9
Switzerland                                15.2
Ireland                                    15.0
United Kingdom                             13.0
Spain                                      12.5


 * For the 6-month period ended April 30, 2007, total investment return for the MSCI Europe Index was +18.17%.

   Past performance is not indicative of future results.

   Source: MSCI Europe Index.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2006 and held through April 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                 Ending           Expenses Paid
                                                                             Account Value    During the Period++++
                                                          Beginning            April 30,         Ended April 30,
                                                       Account Value++            2007                 2007
Actual

Institutional                                               $1,000             $1,145.30              $ 5.21
Institutional 1                                             $1,000             $1,145.30              $ 5.21
Investor A                                                  $1,000             $1,144.40              $ 6.33
Investor B                                                  $1,000             $1,138.40              $11.72
Investor C                                                  $1,000             $1,139.60              $10.66
Class R                                                     $1,000             $1,141.50              $ 8.65

Hypothetical (5% annual return before expenses)**

Institutional                                               $1,000             $1,019.93              $ 4.91
Institutional 1                                             $1,000             $1,019.93              $ 4.91
Investor A                                                  $1,000             $1,018.89              $ 5.96
Investor B                                                  $1,000             $1,013.83              $11.03
Investor C                                                  $1,000             $1,014.82              $10.04
Class R                                                     $1,000             $1,016.71              $ 8.15

     * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
       (.98% for Institutional, .98% for Institutional 1, 1.19% for Investor A, 2.21% for Investor B,
       2.01% for Investor C and 1.63% for Class R), multiplied by the average account value over the period, multiplied by 181/365 for Institutional, Investor A, Investor B, Investor C and Class R
       Shares and by 176/365 for Institutional 1 Shares (to reflect the one-half year period shown).

    ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A, Investor B, Investor C and
       Class R Shares and the number of days since inception for Institutional 1 Shares, divided by 365.

    ++ November 1, 2006 for Institutional, Investor A, Investor B, Investor C and Class R Shares.
       November 6, 2006 (commencement of operations) for Institutional 1.

  ++++ The period represents six months ended April 30, 2007 for Institutional, Investor A, Investor B,
       Investor C and Class R Shares and from November 6, 2006 (commencement of operations) to
       April 30, 2007 for Institutional 1.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Portfolio Information


As of April 30, 2007


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Royal Dutch Shell Plc Class B                      3.4%
Novartis AG Registered Shares                      3.3
GlaxoSmithKline Plc                                3.3
Vodafone Group Plc                                 3.2
Total SA                                           3.0
Allianz AG Registered Shares                       2.8
Siemens AG                                         2.7
Unilever Plc                                       2.7
Banco Santander Central Hispano SA                 2.6
Bayer AG                                           2.5



                                               Percent of
Five Largest Industries                        Net Assets

Commercial Banks                                  20.7%
Oil, Gas & Consumable Fuels                       11.1
Insurance                                         10.5
Pharmaceuticals                                    7.6
Electric Utilities                                 5.2


  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Geographic Allocation as a Percentage of Total Investments as of April 30, 2007


Belgium--1.0%
Denmark--1.7%
Finland--1.5%
France--15.5%
Germany--19.5%
Hungary--1.1%
Ireland--3.6%
Italy--7.7%
Netherlands--1.6%
Norway--2.2%
Spain--4.9%
Sweden--1.7%
Switzerland--9.9%
United Kingdom--24.4%
Other*--3.7%

 * Includes portfolio holdings in short-term investments.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)      (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held          Value

Belgium--1.0%

       Leisure Equipment & Products--1.0%

       AGFA-Gevaert NV                                413,884    $   10,008,771

       Total Common Stocks in Belgium                                10,008,771


Denmark--1.7%

       Commercial Banks--1.7%

       Danske Bank A/S                                367,084        17,142,153

       Total Common Stocks in Denmark                                17,142,153


Finland--1.5%

       Electric Utilities--1.5%

       Fortum Oyj                                     486,735        15,069,871

       Total Common Stocks in Finland                                15,069,871


France--15.4%

       Automobiles--2.0%

       Renault SA                                     151,745        19,698,750

       Commercial Banks--4.5%

       BNP Paribas SA                                 191,087        22,168,094
       Societe Generale                               112,011        23,737,789
                                                                 --------------
                                                                     45,905,883

       Electric Utilities--1.8%

       Electricite de France SA                       212,770        18,491,619

       Insurance--1.5%

       AXA SA                                         338,812        15,556,084

       Machinery--1.6%

       Vallourec                                       60,779        16,553,090

       Oil, Gas & Consumable Fuels--3.0%

       Total SA                                       407,617        30,048,751

       Pharmaceuticals--1.0%

       Sanofi-Aventis                                 107,867         9,873,803

       Total Common Stocks in France                                156,127,980


Germany--19.4%

       Air Freight & Logistics--1.7%

       Deutsche Post AG                               492,873        16,967,837

       Automobiles--1.6%

       Bayerische Motoren Werke AG                    260,284        16,010,331

       Chemicals--3.9%

       BASF AG                                        123,528        14,738,265
       Bayer AG                                       362,229        24,918,413
                                                                 --------------
                                                                     39,656,678

       Construction & Engineering--1.4%

       Hochtief AG                                    133,725        14,048,743

       Electric Utilities--1.9%

       E.ON AG                                        128,289        19,189,535

       Industrial Conglomerates--2.7%

       Siemens AG                                     231,209        27,896,551

       Insurance--4.0%

       Allianz AG Registered Shares                   122,913        27,961,076
       Muenchener Rueckversicherungs AG                71,952        12,781,127
                                                                 --------------
                                                                     40,742,203

       Multi-Utilities--2.2%

       RWE AG                                         209,771        22,110,472

       Total Common Stocks in Germany                               196,622,350



                                                       Shares
       Industry       Common Stocks                      Held          Value

Hungary--1.1%

       Oil, Gas & Consumable Fuels--1.1%

       Mol Magyar Olaj-es Gazipari Rt.                 93,169    $   11,341,577

       Total Common Stocks in Hungary                                11,341,577


Ireland--3.6%

       Commercial Banks--1.7%

       Allied Irish Banks Plc                         553,274        16,756,122

       Construction Materials--1.9%

       CRH Plc                                        444,717        19,491,591

       Total Common Stocks in Ireland                                36,247,713


Italy--7.7%

       Commercial Banks--4.3%

       Banca Intesa SpA                             2,467,663        20,676,661
       UniCredito Italiano SpA                      2,230,475        22,916,601
                                                                 --------------
                                                                     43,593,262

       Diversified Telecommunication
       Services--1.2%

       Telecom Italia SpA (RNC)                     4,808,008        11,758,862

       Oil, Gas & Consumable Fuels--2.2%

       Eni SpA                                        684,890        22,713,510

       Total Common Stocks in Italy                                  78,065,634


Netherlands--1.6%

       Metals & Mining--1.6%

       Arcelor Mittal                                 296,982        15,862,080

       Total Common Stocks in the Netherlands                        15,862,080


Norway--2.2%

       Industrial Conglomerates--0.8%

       Orkla ASA                                      490,520         7,819,577

       Oil, Gas & Consumable Fuels--1.4%

       Statoil ASA                                    523,472        14,650,152

       Total Common Stocks in Norway                                 22,469,729


Spain--4.9%

       Commercial Banks--4.9%

       Banco Bilbao Vizcaya Argentaria SA             961,489        22,989,651
       Banco Santander Central Hispano SA           1,476,533        26,577,151
                                                                 --------------
       Total Common Stocks in Spain                                  49,566,802


Sweden--1.7%

       Diversified Financial Services--1.7%

       Investor AB                                    651,132        17,415,117

       Total Common Stocks in Sweden                                 17,415,117


Switzerland--9.8%

       Capital Markets--4.7%

       Credit Suisse Group                            313,735        24,622,797
       UBS AG                                         356,846        23,191,035
                                                                 --------------
                                                                     47,813,832

       Insurance--1.8%

       Swiss Reinsurance Registered Shares            190,086        17,868,077

       Pharmaceuticals--3.3%

       Novartis AG Registered Shares                  582,665        33,850,343

       Total Common Stocks in Switzerland                            99,532,252



BLACKROCK EUROFUND                                               APRIL 30, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held          Value

United Kingdom--24.3%

       Aerospace & Defense--2.0%

       BAE Systems Plc                              2,251,412    $   20,408,904

       Commercial Banks--3.6%

       Barclays Plc                                 1,037,733        14,981,453
       HBOS Plc                                     1,011,195        21,699,857
                                                                 --------------
                                                                     36,681,310

       Food Products--2.7%

       Unilever Plc                                   860,285        26,915,569

       Insurance--3.2%

       Aviva Plc                                      897,059        14,073,806
       Prudential Plc                               1,207,494        17,942,405
                                                                 --------------
                                                                     32,016,211

       Oil, Gas & Consumable Fuels--3.4%

       Royal Dutch Shell Plc Class B                  989,581        34,848,343

       Pharmaceuticals--3.3%

       GlaxoSmithKline Plc                          1,159,525        33,444,477

       Specialty Retail--1.1%

       Kesa Electricals Plc                         1,631,591        10,963,684

       Tobacco--1.8%

       British American Tobacco Plc                   594,835        18,410,456



                                                       Shares
       Industry       Common Stocks                      Held          Value

United Kingdom (concluded)

       Wireless Telecommunication
       Services--3.2%

       Vodafone Group Plc                          11,228,664    $   31,945,056

       Total Common Stocks in the
       United Kingdom                                               245,634,010

       Total Common Stocks
       (Cost--$703,339,021)--95.9%                                  971,106,039



                                                   Beneficial
       Short-Term Securities                         Interest

United States--3.6%

       BlackRock Liquidity Series, LLC
         Cash Sweep Series, 5.26% (a)(b)         $ 37,094,313        37,094,313

       Total Short-Term Securities
       (Cost--$37,094,313)--3.6%                                     37,094,313

Total Investments (Cost--$740,433,334*)--99.5%                    1,008,200,352
Other Assets Less Liabilities--0.5%                                   4,649,265
                                                                 --------------
Net Assets--100.0%                                               $1,012,849,617
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    754,491,229
                                                   ================
    Gross unrealized appreciation                  $    255,863,808
    Gross unrealized depreciation                       (2,154,685)
                                                   ----------------
    Net unrealized appreciation                    $    253,709,123
                                                   ================


(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
      Cash Sweep Series                       $12,797,639        $526,410


(b) Represents the current yield as of April 30, 2007.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward foreign exchange contracts as of April 30, 2007 were as follows:

    Foreign                                    Settlement         Unrealized
    Currency Purchased                            Date           Appreciation

    EUR   227,332                               May 2007         $       990
                                                                 -----------
    Total Unrealized Appreciation on Forward Foreign
    Exchange Contracts (USD Commitment--$309,265)                $       990
                                                                 ===========


  o Currency Abbreviations:
    EUR   Euro
    USD   U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK EUROFUND                                               APRIL 30, 2007


Statement of Assets and Liabilities

As of April 30, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$703,339,021)                           $   971,106,039
       Investments in affiliated securities, at value (identified cost--$37,094,313)                                   37,094,313
       Foreign cash (cost--$25,344)                                                                                        25,347
       Unrealized appreciation on forward foreign exchange contracts                                                          990
       Receivables:
           Dividends                                                                           $     6,441,990
           Securities sold                                                                           4,864,737
           Beneficial interest sold                                                                  1,002,581
           Interest                                                                                      1,180         12,310,488
                                                                                               ---------------
       Prepaid expenses                                                                                                    29,507
                                                                                                                  ---------------
       Total assets                                                                                                 1,020,566,684
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                      5,174,965
           Beneficial interest redeemed                                                              1,323,594
           Investment adviser                                                                          614,657
           Distributor                                                                                 201,032
           Other affiliates                                                                             49,574          7,363,822
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             353,245
                                                                                                                  ---------------
       Total liabilities                                                                                                7,717,067
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,012,849,617
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      $     1,245,162
       Institutional 1 Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                              361,642
       Investor A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                            2,201,134
       Investor B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                              253,026
       Investor C Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                              367,951
       Class R Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                               15,204
       Paid-in capital in excess of par                                                                               656,510,656
       Accumulated distributions in excess of investment income--net                           $   (1,300,834)
       Undistributed realized capital gains--net                                                    85,239,481
       Unrealized appreciation--net                                                                267,956,195
                                                                                               ---------------
       Total accumulated earnings--net                                                                                351,894,842
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,012,849,617
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $293,275,712 and 12,451,622 shares of
           beneficial interest outstanding                                                                        $         23.55
                                                                                                                  ===============
       Institutional 1--Based on net assets of $85,174,028 and 3,616,420 shares of
           beneficial interest outstanding                                                                        $         23.55
                                                                                                                  ===============
       Investor A--Based on net assets of $511,620,572 and 22,011,344 shares of
           beneficial interest outstanding                                                                        $         23.24
                                                                                                                  ===============
       Investor B--Based on net assets of $50,288,716 and 2,530,256 shares of beneficial
           interest outstanding                                                                                   $         19.87
                                                                                                                  ===============
       Investor C--Based on net assets of $69,478,179 and 3,679,507 shares of beneficial
           interest outstanding                                                                                   $         18.88
                                                                                                                  ===============
       Class R--Based on net assets of $3,012,410 and 152,041 shares of beneficial
           interest outstanding                                                                                   $         19.81
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK EUROFUND                                               APRIL 30, 2007


Statement of Operations

For the Six Months Ended April 30, 2007 (Unaudited)
Investment Income

       Dividends (net of $1,324,411 foreign withholding tax)                                                      $    13,441,900
       Interest from affiliates                                                                                           526,410
                                                                                                                  ---------------
       Total income                                                                                                    13,968,310
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,748,654
       Service fees--Investor A                                                                        595,246
       Service and distribution fees--Investor C                                                       316,913
       Service and distribution fees--Investor B                                                       276,428
       Transfer agent fees--Investor A                                                                 206,886
       Transfer agent fees--Institutional                                                              204,943
       Custodian fees                                                                                  183,329
       Accounting services                                                                             160,686
       Transfer agent fees--Investor B                                                                  93,536
       Transfer agent fees--Institutional 1                                                             58,307
       Transfer agent fees--Investor C                                                                  49,766
       Printing and shareholder reports                                                                 43,052
       Registration fees                                                                                32,319
       Professional fees                                                                                31,949
       Trustees' fees and expenses                                                                      18,613
       Service and distribution fees--Class R                                                            5,681
       Pricing fees                                                                                      4,526
       Transfer agent fees--Class R                                                                      3,111
       Other                                                                                            21,016
                                                                                               ---------------
       Total expenses                                                                                                   6,054,961
                                                                                                                  ---------------
       Investment income--net                                                                                           7,913,349
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        102,467,672
           Foreign currency transactions--net                                                         (58,813)        102,408,859
                                                                                               ---------------
       Change in unrealized appreciation on:
           Investments--net                                                                         23,939,554
           Foreign currency transactions--net                                                          150,615         24,090,169
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        126,499,028
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   134,412,377
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK EUROFUND                                               APRIL 30, 2007


Statements of Changes in Net Assets

                                                                                               For the
                                                                                              Six Months
                                                                                                Ended               For the
                                                                                            April 30, 2007         Year Ended
Increase (Decrease) in Net Assets:                                                           (Unaudited)        October 31, 2006
Operations

       Investment income--net                                                                  $     7,913,349    $    19,501,216
       Realized gain--net                                                                          102,408,859        113,475,099
       Change in unrealized appreciation--net                                                       24,090,169         99,480,517
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        134,412,377        232,456,832
                                                                                               ---------------    ---------------

Dividends and Distributions to Shareholders

       Investment income--net:
           Institutional                                                                          (10,325,989)        (5,788,862)
           Institutional 1                                                                               (980)                 --
           Investor A                                                                             (13,410,828)        (6,259,841)
           Investor B                                                                              (1,257,875)        (1,569,366)
           Investor C                                                                              (1,763,658)          (794,429)
           Class R                                                                                    (63,672)           (28,475)
       Realized gain--net:
           Institutional                                                                          (24,978,128)                 --
           Institutional 1                                                                             (4,787)                 --
           Investor A                                                                             (34,649,059)                 --
           Investor B                                                                              (5,523,034)                 --
           Investor C                                                                              (5,542,809)                 --
           Class R                                                                                   (171,525)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (97,692,344)       (14,440,973)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net increase (decrease) in net assets derived from beneficial interest transactions          67,238,667       (33,186,593)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                 556,865              2,308
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                104,515,565        184,831,574
       Beginning of period                                                                         908,334,052        723,502,478
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 1,012,849,617    $   908,334,052
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment
             income (loss)--net                                                                $   (1,300,834)    $    17,761,445
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK EUROFUND                                               APRIL 30, 2007


Financial Highlights

                                                                                   Institutional
                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     23.02   $     17.54   $     15.25   $     13.01   $     10.80   $     12.03
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net**                                .18           .55           .36           .21           .23           .18
Realized and unrealized gain (loss)--net               2.80          5.32          2.15          2.27          2.17        (1.20)
Redemption fee                                          .01        --++++        --++++        --++++            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       2.99          5.87          2.51          2.48          2.40        (1.02)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                              (.72)         (.39)         (.22)         (.24)         (.19)         (.21)
  Realized gain--net                                 (1.74)            --            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                    (2.46)         (.39)         (.22)         (.24)         (.19)         (.21)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     23.55   $     23.02   $     17.54   $     15.25   $     13.01   $     10.80
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return++++++

Based on net asset value per share                 14.53%++     34.03%***        16.52%        19.26%        22.57%       (8.68%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                              .98%*          .99%          .99%         1.05%         1.08%         1.06%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                               1.64%*         2.68%        2.09%*         1.50%         2.00%         1.46%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   293,276   $   330,849   $   261,358   $   252,580   $   221,888   $   189,899
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   37.91%        75.97%        72.29%        78.02%        64.01%        39.98%
                                                ===========   ===========   ===========   ===========   ===========   ===========

        * Annualized.

       ** Based on average shares outstanding.

      *** In 2006, +.21% of the Fund's total investment return for Institutional Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

       ++ Aggregate total investment return.

     ++++ Amount is less than $.01 per share.

   ++++++ Total investment returns exclude the effects of any sales charges.

          See Notes to Financial Statements.



BLACKROCK EUROFUND                                               APRIL 30, 2007


Financial Highlights (continued)

                                                                                                                  Institutional 1

                                                                                                                   For the Period
                                                                                                                    November 6,
                                                                                                                     2006*** to
The following per share data and ratios have been derived                                                          April 30, 2007
from information provided in the financial statements.                                                              (Unaudited)
Per Share Operating Performance

Net asset value, beginning of period                                                                                 $      20.43
                                                                                                                     ------------
Investment income--net**                                                                                                      .19
Realized and unrealized gain--net                                                                                            2.92
Redemption fee                                                                                                                .01
                                                                                                                     ------------
Total from investment operations                                                                                             3.12
                                                                                                                     ------------
Less dividends distributions:
  Investment income--net                                                                                                   --++++
  Realized gain--net                                                                                                       --++++
                                                                                                                     ------------
Total dividends and distributions                                                                                          --++++
                                                                                                                     ------------
Net asset value, end of period                                                                                       $      23.55
                                                                                                                     ============

Total Investment Return

Based on net asset value per share                                                                                       15.28%++
                                                                                                                     ============
Ratios to Average Net Assets

Expenses                                                                                                                    .98%*
                                                                                                                     ============
Investment income--net                                                                                                     1.72%*
                                                                                                                     ============

Supplemental Data

Net assets, end of period (in thousands)                                                                             $     85,174
                                                                                                                     ============
Portfolio turnover                                                                                                         37.91%
                                                                                                                     ============

        * Annualized.

       ** Based on average shares outstanding.

      *** Commencement of operations.

       ++ Aggregate total investment return.

     ++++ Amount is less than $(.01) per share.

          See Notes to Financial Statements.



BLACKROCK EUROFUND                                               APRIL 30, 2007


Financial Highlights (continued)

                                                                                     Investor A
                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     22.72   $     17.33   $     15.07   $     12.86   $     10.67   $     11.89
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net**                                .19           .50           .31           .18           .20           .16
Realized and unrealized gain (loss)--net               2.73          5.24          2.12          2.24          2.14        (1.20)
Redemption fee                                          .01      --++++++      --++++++      --++++++            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       2.93          5.74          2.43          2.42          2.34        (1.04)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                              (.67)         (.35)         (.17)         (.21)         (.15)         (.18)
  Realized gain--net                                 (1.74)            --            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                    (2.41)         (.35)         (.17)         (.21)         (.15)         (.18)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     23.24   $     22.72   $     17.33   $     15.07   $     12.86   $     10.67
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                 14.44%++     33.64%***        16.20%        18.98%        22.29%       (8.93%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                          1.19%++++         1.24%         1.24%         1.30%         1.33%         1.31%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                            1.72%++++         2.49%         1.84%         1.24%         1.78%         1.35%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   511,621   $   453,104   $   312,606   $   296,757   $   280,223   $   265,602
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   37.91%        75.97%        72.29%        78.02%        64.01%        39.98%
                                                ===========   ===========   ===========   ===========   ===========   ===========

        * Total investment returns exclude the effects of sales charges.

       ** Based on average shares outstanding.

      *** In 2006, +.21% of the Fund's total investment return for Investor A Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

       ++ Aggregate total investment return.

     ++++ Annualized.

   ++++++ Amount is less than $.01 per share.

          See Notes to Financial Statements.



BLACKROCK EUROFUND                                               APRIL 30, 2007


Financial Highlights (continued)

                                                                                     Investor B
                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     19.59   $     14.99   $     13.08   $     11.18   $      9.25   $     10.25
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net**                                .05           .30           .16           .03           .10           .03
Realized and unrealized gain (loss)--net               2.36          4.54          1.84          1.99          1.85        (1.00)
Redemption fee                                          .01      --++++++      --++++++      --++++++            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       2.42          4.84          2.00          2.02          1.95         (.97)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                              (.40)         (.24)         (.09)         (.12)         (.02)         (.03)
  Realized gain--net                                 (1.74)            --            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                    (2.14)         (.24)         (.09)         (.12)         (.02)         (.03)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     19.87   $     19.59   $     14.99   $     13.08   $     11.18   $      9.25
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                 13.84%++     32.63%***        15.28%        18.14%        21.19%       (9.51%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                          2.21%++++         2.01%         2.01%         2.09%         2.12%         2.10%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                             .55%++++         1.73%         1.06%          .23%          .98%          .30%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $    50,289   $    62,273   $   103,836   $   132,725   $    96,395   $   108,337
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   37.91%        75.97%        72.29%        78.02%        64.01%        39.98%
                                                ===========   ===========   ===========   ===========   ===========   ===========

        * Total investment returns exclude the effects of sales charges.

       ** Based on average shares outstanding.

      *** In 2006, +.21% of the Fund's total investment return for Investor B Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

       ++ Aggregate total investment return.

     ++++ Annualized.

   ++++++ Amount is less than $.01 per share.

          See Notes to Financial Statements.



BLACKROCK EUROFUND                                               APRIL 30, 2007


Financial Highlights (continued)

                                                                                     Investor C
                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     18.86   $     14.47   $     12.64   $     10.83   $      9.00   $     10.03
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net**                                .08           .29           .15           .02           .09           .05
Realized and unrealized gain (loss)--net               2.22          4.36          1.78          1.92          1.81        (1.00)
Redemption fee                                          .01      --++++++      --++++++      --++++++            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       2.31          4.65          1.93          1.94          1.90         (.95)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                              (.55)         (.26)         (.10)         (.13)         (.07)         (.08)
  Realized gain--net                                 (1.74)            --            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                    (2.29)         (.26)         (.10)         (.13)         (.07)         (.08)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     18.88   $     18.86   $     14.47   $     12.64   $     10.83   $      9.00
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                 13.96%++     32.57%***        15.33%        18.06%        21.29%       (9.59%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                          2.01%++++         2.01%         2.02%         2.08%         2.12%         2.10%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                             .92%++++         1.71%         1.05%          .20%          .99%          .48%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $    69,478   $    60,160   $    44,881   $    44,166   $    25,134   $    24,153
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   37.91%        75.97%        72.29%        78.02%        64.01%        39.98%
                                                ===========   ===========   ===========   ===========   ===========   ===========

        * Total investment returns exclude the effects of sales charges.

       ** Based on average shares outstanding.

      *** In 2006, +.21% of the Fund's total investment return for Investor C Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

       ++ Aggregate total investment return.

     ++++ Annualized.

   ++++++ Amount is less than $.01 per share.

          See Notes to Financial Statements.



BLACKROCK EUROFUND                                               APRIL 30, 2007


Financial Highlights (concluded)

                                                                                            Class R

                                                             For the Six                                         For the Period
                                                             Months Ended              For the Year Ended      January 3, 2003+++
The following per share data and ratios have been derived   April 30, 2007                October 31,            to October 31,
from information provided in the financial statements.       (Unaudited)        2006          2005        2004        2003
Per Share Operating Performance

Net asset value, beginning of period                          $     19.74   $     15.14   $     13.23   $     11.32   $      9.67
                                                              -----------   -----------   -----------   -----------   -----------
Investment income--net*                                               .14           .41           .18           .33           .25
Realized and unrealized gain--net                                    2.31          4.55          1.93          1.82          1.40
Redemption fee                                                        .01      --++++++      --++++++      --++++++            --
                                                              -----------   -----------   -----------   -----------   -----------
Total from investment operations                                     2.46          4.96          2.11          2.15          1.65
                                                              -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                                            (.65)         (.36)         (.20)         (.24)            --
  Realized gain--net                                               (1.74)            --            --            --            --
                                                              -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                                  (2.39)         (.36)         (.20)         (.24)            --
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                                $     19.81   $     19.74   $     15.14   $     13.23   $     11.32
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return

Based on net asset value per share                               14.15%++     33.36%***        16.01%        19.22%      17.06%++
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                                        1.63%++++         1.49%         1.48%         1.35%     1.58%++++
                                                              ===========   ===========   ===========   ===========   ===========
Investment income--net                                          1.51%++++         2.30%         1.10%         2.51%     1.50%++++
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)                      $     3,012   $     1,948   $       823   $       104          --**
                                                              ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                                 37.91%        75.97%        72.29%        78.02%        64.01%
                                                              ===========   ===========   ===========   ===========   ===========

        * Based on average shares outstanding.

       ** Amount is less than $1,000.

      *** In 2006, +.21% of the Fund's total investment return for Class R Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

       ++ Aggregate total investment return.

     ++++ Annualized.

   ++++++ Amount is less than $.01 per share.

      +++ Commencement of operations.

          See Notes to Financial Statements.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock EuroFund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These un-audited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. Institutional 1 Shares were issued in connection with the Fund's acquisition of The Europe Fund Inc. on November 6, 2006. Institutional 1 Shares generally will not be available for purchase except for dividend and capital gain reinvestments for existing shareholders and automatically converted to Institutional Shares on May 7, 2007. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written and purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock Inc., believes that this method no longer produces fair valuations. Effective April 2, 2007, securities purchased with a maturity of greater than 60 days may be valued at amortized cost. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. ("MLIM") was the Fund's manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co. Inc. ("Merrill Lynch"), which is the limited partner. The Fund has also entered into a separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Notes to Financial Statements (continued)


The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% on an annual basis of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate of MLIM.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%
Class R                                         .25%               .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and an affiliate of each of the Distributors, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended April 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                   MLPF&S           FAMD            BDI

Investor A                        $48,481         $4,293           $787


For the six months ended April 30, 2007, MLPF&S received contingent deferred sales charges of $3,814 and $1,342 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, BDI received contingent deferred sales charges of $323 relating to transactions in Investor B Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended April 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.



                                                            Call Center
                                                                   Fees

Institutional                                                 $   2,085
Institutional 1                                               $      --
Investor A                                                    $   5,725
Investor B                                                    $   1,573
Investor C                                                    $     610
Class R                                                       $      18


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the six months ended April 30, 2007, the Fund reimbursed the Manager $7,880 for certain accounting services.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Notes to Financial Statements (continued)



3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2007 were $367,143,967 and $510,637,127, respectively.


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from transactions in shares of beneficial interest was $67,238,667 and $(33,186,593) for the six months ended April 30, 2007 and the year ended October 31, 2006, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Institutional Shares for the
Six Months Ended                                                 Dollar
April 30, 2007                                Shares             Amount

Shares sold                                2,566,666    $    55,519,656
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,537,937         31,589,732
                                     ---------------    ---------------
Total issued                               4,104,603         87,109,388
Shares redeemed                          (6,027,080)      (131,190,565)
                                     ---------------    ---------------
Net decrease                             (1,922,477)    $  (44,081,177)
                                     ===============    ===============



Institutional Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                                3,947,538    $    82,558,508
Shares issued to shareholders in
   reinvestment of dividends                 268,460          4,939,666
                                     ---------------    ---------------
Total issued                               4,215,998         87,498,174
Shares redeemed                          (4,739,170)       (97,451,970)
                                     ---------------    ---------------
Net decrease                               (523,172)    $   (9,953,796)
                                     ===============    ===============



Institutional 1 Shares for the
Period November 6, 2006++                                        Dollar
to April 30, 2007                             Shares             Amount

Shares sold                                    1,492    $        43,112
Shares issued as a result of
   reorganization                          5,532,829        113,021,126
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 169              3,664
                                     ---------------    ---------------
Total issued                               5,534,490        113,067,902
Shares redeemed                          (1,918,070)       (40,761,195)
                                     ---------------    ---------------
Net increase                               3,616,420    $    72,306,707
                                     ===============    ===============

 ++ Commencement of operations.



Investor A Shares for the
Six Months Ended                                                 Dollar
April 30, 2007                                Shares             Amount

Shares sold                                1,787,878    $    38,271,384
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,914,464         38,843,557
                                     ---------------    ---------------
Total issued                               3,702,342         77,114,941
Shares redeemed                          (1,630,745)       (35,220,445)
                                     ---------------    ---------------
Net increase                               2,071,597    $    41,894,496
                                     ===============    ===============



Investor A Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                                4,081,551    $    86,527,639
Automatic conversion of shares               942,880         19,159,408
Shares issued to shareholders in
   reinvestment of dividends                 289,051          5,263,622
                                     ---------------    ---------------
Total issued                               5,313,482        110,950,669
Shares redeemed                          (3,409,756)       (68,329,458)
                                     ---------------    ---------------
Net increase                               1,903,726    $    42,621,211
                                     ===============    ===============



Investor B Shares for the
Six Months Ended                                                 Dollar
April 30, 2007                                Shares             Amount

Shares sold                                  258,723    $     4,772,931
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             336,659          5,871,474
                                     ---------------    ---------------
Total issued                                 595,382         10,644,405
Shares redeemed                          (1,243,753)       (22,750,643)
                                     ---------------    ---------------
Net decrease                               (648,371)    $  (12,106,238)
                                     ===============    ===============



Investor B Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                                  493,747    $     8,670,988
Shares issued to shareholders in
   reinvestment of dividends                  82,366          1,301,388
                                     ---------------    ---------------
Total issued                                 576,113          9,972,376
                                     ---------------    ---------------
Shares redeemed                          (3,233,799)       (59,191,922)
Automatic conversion of shares           (1,090,056)       (19,159,408)
                                     ---------------    ---------------
Total redeemed                           (4,323,855)       (78,351,330)
                                     ---------------    ---------------
Net decrease                             (3,747,742)    $  (68,378,954)
                                     ===============    ===============



BLACKROCK EUROFUND                                               APRIL 30, 2007



Notes to Financial Statements (concluded)


Investor C Shares for the
Six Months Ended                                                 Dollar
April 30, 2007                                Shares             Amount

Shares sold                                  391,617    $     6,913,980
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             383,571          6,348,266
                                     ---------------    ---------------
Total issued                                 775,188         13,262,246
Shares redeemed                            (285,407)        (5,024,799)
                                     ---------------    ---------------
Net increase                                 489,781    $     8,237,447
                                     ===============    ===============



Investor C Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                                  612,771    $    10,584,055
Shares issued to shareholders in
   reinvestment of dividends                  44,392            675,643
                                     ---------------    ---------------
Total issued                                 657,163         11,259,698
Shares redeemed                            (570,079)        (9,495,217)
                                     ---------------    ---------------
Net increase                                  87,084    $     1,764,481
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
April 30, 2007                                Shares             Amount

Shares sold                                   62,181    $     1,166,416
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              13,571            235,199
                                     ---------------    ---------------
Total issued                                  75,752          1,401,615
Shares redeemed                             (22,418)          (414,183)
                                     ---------------    ---------------
Net increase                                  53,334    $       987,432
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended October 31, 2006                        Shares             Amount

Shares sold                                   96,721    $     1,664,378
Shares issued to shareholders in
   reinvestment of dividends                   1,796             28,475
                                     ---------------    ---------------
Total issued                                  98,517          1,692,853
Shares redeemed                             (54,147)          (932,388)
                                     ---------------    ---------------
Net increase                                  44,370    $       760,465
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares (except Institutional 1 Shares) made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

The Fund charges a 2% redemption fee on redemptions of Institutional 1 Shares made prior to May 7, 2006. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with the redemption of Institutional 1 Shares. Institutional 1 Shares convert to Institutional Shares on May 7, 2007.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. In November 2006, the agreement was renewed for one year under substantially the same terms. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended April 30, 2007.


6. Capital Loss Carryforward:
On October 31, 2006, the Fund had a net capital loss carryforward of $12,347,525, of which $1,163,623 expires in 2008 and $11,183,902 expires in
2009. This amount will be available to offset like amounts of any future taxable gains.


7. Acquisition of The Europe Fund, Inc.
On November 6, 2006, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of The Europe Fund, Inc., pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 10,066,319 shares of common stock of The Europe Fund, Inc. for 5,532,829 shares of beneficial interest of the Fund. The Europe Fund, Inc.'s net assets on that date of $113,021,126, including $152,626 of distributions in excess of net investment income, $141,913 of distributions in excess of net realized gains and $8,113,020 of net unrealized appreciation were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $1,125,904,035.



BLACKROCK EUROFUND                                               APRIL 30, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can signup for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK EUROFUND                                               APRIL 30, 2007



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK EUROFUND                                               APRIL 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK EUROFUND                                               APRIL 30, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock EuroFund


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock EuroFund


Date: June 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock EuroFund


Date: June 19, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock EuroFund


Date: June 19, 2007